THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M
Lincoln AssetEdge® VUL 2025-2

Supplement dated July 11, 2025 to the
Initial Summary Prospectus for New Investors dated May 1, 2025

This Supplement to your summary prospectus outlines changes to certain investment options under your variable life insurance policy.  All other provisions outlined in your prospectus, as supplemented, remain unchanged.

At a meeting of the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) on June 3-4, 2025, the Board approved the appointment of Franklin Advisers, Inc. as the new sub-adviser to the LVIP Macquarie Bond Fund (the “Fund”), effective on or about August 8, 2025 (“Effective Date”). The Fund’s name will be changed as of the Effective Date, as noted below, and all references to the Fund’s name will be revised accordingly. The Fund’s investment objective, fee and average total returns will remain the same. All other information about the fund, including the principal investment strategies, can be found in the fund’s prospectus.

NEW FUND NAME	FORMER FUND NAME

LVIP Franklin Templeton Core Bond Fund	LVIP Macquarie Bond Fund

You can obtain information by contacting your registered representative, online at www.lfg.com/vulprospectus, or by sending an email request to CustServSupportTeam@lfg.com.
Please retain this supplement for future reference.